Exhibit 21.1

Subsidiaries of CVS Health Corporation

Listed below are subsidiaries under CVS Health Corporation at December 31, 2018 with their jurisdictions of organization shown in parentheses. Subsidiaries excluded from the list below are not insurance companies and would not, in the aggregate, constitute a “significant subsidiary” of CVS Health Corporation, as that term is defined in Rule 1-02(w) of Regulation S-X.

•	CVS Foreign, Inc. (New York)

•	CVS Caremark Indemnity Ltd. (Bermuda)

•	CVS International, L.L.C. (Delaware)

•	CVS Pharmacy, Inc. (Rhode Island)

•	Aetna Inc. (Pennsylvania)

•	Aetna Health Holdings, LLC (Delaware)

•	Aetna Health of California Inc. (California)

•	Aetna Health Inc. (Connecticut)

•	Aetna Health Inc. (Florida)

•	Aetna Health Inc. (Georgia)

•	Aetna Health Inc. (Maine)

•	Aetna Health Inc. (Michigan)

•	Aetna Health Inc. (New Jersey)

•	Aetna Health Inc. (New York)

•	Aetna Better Health Inc. (New York)

•	Aetna Health Inc. (Pennsylvania)

•	Aetna Health Inc. (Texas)

•	Aetna Better Health of California Inc. (California)

•	Aetna Better Health of Iowa Inc. (Iowa)

•	Aetna Better Health of Texas Inc. (Texas)

•	Aetna Better Health of Washington, Inc. (Washington)

•	Aetna Better Health Inc. (Georgia)

•	Aetna HealthAssurance Pennsylvania, Inc. (Pennsylvania)

•	Aetna Dental of California Inc. (California)

•	Aetna Dental Inc. (New Jersey)

•	Aetna Dental Inc. (Texas)

•	Aetna Rx Home Delivery, LLC (Delaware)

•	Aetna Health Management, LLC (Delaware)

•	Aetna Ireland Inc. (Delaware)

•	Aetna Specialty Pharmacy, LLC (Delaware)

•	Cofinity, Inc. (Delaware)

•	@Credentials Inc. (Delaware)

•	Aetna Better Health Inc. (Pennsylvania)

•	Aetna Better Health Inc. (Connecticut)

•	Aetna Better Health Inc. (Illinois)

•	Aetna Better Health of Kansas Inc. (Kansas)

•	Aetna Better Health, Inc. (Louisiana)

•	Aetna Florida Inc. (Florida)

•	Aetna Better Health Inc. (Ohio)

•	Aetna Better Health of Oklahoma Inc. (Oklahoma)

•	Aetna Better Health of Nevada Inc. (Nevada)

•	Aetna Better Health Inc. (New Jersey)

•	Aetna Better Health of North Carolina Inc. (North Carolina)

•	Aetna Network Services LLC (Connecticut)

•	Aetna Risk Assurance Company of Connecticut Inc. (Connecticut)

•	Aetna Student Health Agency Inc. (Massachusetts)

•	Delaware Physicians Care, Incorporated (Delaware)

•	Schaller Anderson Medical Administrators, Incorporated (Delaware)

•	Aetna Medicaid Administrators LLC (Arizona)

•	iTriage, LLC (Delaware)

•	bswift LLC (Illinois)

•	Prodigy Health Group, Inc. (Delaware)

•	Niagara Re, Inc. (New York)

•	Performax, Inc. (Delaware)

•	Scrip World, LLC (Utah)

•	Precision Benefit Services, Inc. (Delaware)

•	American Health Holding, Inc. (Ohio)

•	Meritain Health, Inc. (New York)

•	Administrative Enterprises, Inc. (Arizona)

•	U.S Healthcare Holdings, LLC (Ohio)

•	Prime Net, Inc. (Ohio)

•	Professional Risk Management, Inc. (Ohio)

•	ADMINCO, Inc. (Arizona)

•	Aetna Pharmacy Management Services, LLC (Delaware)

•	Coventry Transplant Network, Inc. (Delaware)

•	Aetna Health of Iowa Inc. (Iowa)

•	Coventry Health Care of Nebraska, Inc. (Nebraska)

•	Aetna Health Inc. (Louisiana)

•	HealthAssuance Pennsylvania, Inc. (Pennsylvania)

•	Coventry Prescription Management Services Inc. (Nevada)

•	Coventry Health and Life Insurance Company (Missouri)

•	Aetna Better Health of Kentucky Insurance Company (Kentucky)

•	Coventry Health Care of Virginia, Inc. (Virginia)

•	Coventry Health Care of Missouri, Inc. (Missouri)

•	Aetna Better Health of Missouri LLC (Missouri)

•	Coventry Health Care of Illinois, Inc. (Illinois)

•	Coventry Health Care of West Virginia, Inc. (West Virginia)

•	Coventry HealthCare Management Corporation (Delaware)

•	Coventry Health Care of Kansas, Inc. (Kansas)

•	Coventry Health Care National Accounts, Inc. (Delaware)

•	Aetna Better Health of Michigan Inc. (Michigan)

•	Aetna Health of Utah Inc. (Utah)

•	Aetna Better Health Inc. (Tennessee)

•	Coventry Health Care National Network, Inc. (Delaware)

•	Coventry Consumer Advantage, Inc. (Delaware)

•	MHNet Specialty Services, LLC (Maryland)

•	Mental Health Network of New York IPA, Inc. (New York)

•	Mental Health Associates, Inc. (Louisiana)

•	MHNet of Florida, Inc. (Florida)

•	MHNet Life and Health Insurance Company (Texas)

•	Group Dental Service, Inc. (Maryland)

•	Group Dental Service of Maryland, Inc. (Maryland)

•	Florida Health Plan Administrators, LLC (Florida)

•	Coventry Health Care of Florida, Inc. (Florida)

•	Carefree Insurance Services, Inc. (Florida)

•	Coventry Health Plan of Florida, Inc. (Florida)

•	First Health Group Corp. (Delaware)

•	First Health Life & Health Insurance Company (Texas)

•	Claims Administration Corp. (Maryland)

•	Coventry Health Care Workers' Compensation, Inc. (Delaware)

•	Coventry Rehabilitation Services, Inc. (Delaware)

•	First Script Network Services, Inc. (Nevada)

•	FOCUS HealthCare Management, Inc. (Tennessee)

•	Medical Examinations of New York, P.C. (New York)

•	MetraComp, Inc. (Connecticut)

•	Continental Life Insurance Company of Brentwood, Tennessee (Tennessee)

•	American Continental Insurance Company (Tennessee)

•	Aetna Life Insurance Company (Connecticut)

•	AHP Holdings, Inc. (Connecticut)

•	Aetna Insurance Company of Connecticut (Connecticut)

•	AE Fourteen, Incorporated (Connecticut)

•	Aetna Life Assignment Company (Connecticut)

•	Aetna ACO Holdings Inc. (Delaware)

•	Innovation Health Holdings, LLC (Delaware)

•	Innovation Health Insurance Company (Virginia)

•	Innovation Health Plan, Inc. (Virginia)

•	Texas Health + Aetna Health Insurance Holding Company LLC (Texas)

•	Texas Health + Aetna Health Insurance Company (Texas)

•	Texas Health + Aetna Health Plan Inc. (Texas)

•	Banner Health and Aetna Health Insurance Holding Company LLC (Delaware)

•	Banner Health and Aetna Health Insurance Company (Arizona)

•	Banner Health and Aetna Health Plan Inc. (Arizona)

•	Sutter Health and Aetna Insurance Holding Company LLC (Delaware)

•	Sutter Health and Aetna Administrative Services LLC (Delaware)

•	Sutter Health and Aetna Insurance Company (California)

•	Allina Health and Aetna Insurance Holding Company LLC (Delaware)

•	Allina Health and Aetna Insurance Company (Minnesota)

•	PE Holdings, LLC (Connecticut)

•	Aetna Resources LLC (Delaware)

•	Canal Place, LLC (Delaware)

•	Aetna Ventures, LLC (Delaware)

•	Broadspire National Services, Inc. (Florida)

•	Aetna Multi-Strategy 1099 Fund, LLC (Delaware)

•	Phoenix Data Solutions LLC (Delaware)

•	Aetna Financial Holdings, LLC (Delaware)

•	Aetna Asset Advisors, LLC (Delaware)

•	U.S. Healthcare Properties, Inc. (Pennsylvania)

•	Aetna Capital Management, LLC (Delaware)

•	Aetna Partners Diversified Fund, LLC (Delaware)

•	Aetna Workers' Comp Access, LLC (Delaware)

•	Aetna Behavioral Health, LLC (Delaware)

•	Managed Care Coordinators, Inc. (Delaware)

•	Horizon Behavioral Services, LLC (Delaware)

•	Employee Assistance Services, LLC (Kentucky)

•	Health and Human Resource Center, Inc. (California)

•	Resources for Living, LLC (Texas)

•	The Vasquez Group Inc. (Illinois)

•	Work and Family Benefits, Inc. (New Jersey)

•	Aetna Card Solutions, LLC (Connecticut)

•	PayFlex Holdings, Inc. (Delaware)

•	PayFlex Systems USA, Inc. (Nebraska)

•	Aetna Health and Life lnsurance Company (Connecticut)

•	Aetna Health Insurance Company (Pennsylvania)

•	Aetna Health Insurance Company of New York (New York)

•	AUSHC Holdings, Inc. (Connecticut)

•	PHPSNE Parent Corporation (Delaware)

•	Active Health Management, Inc. (Delaware)

•	Health Data & Management Solutions, Inc. (Delaware)

•	Futrix Limited (New Zealand)

•	Aetna Integrated Informatics, Inc. (Pennsylvania)

•	Health Re, Inc. (Vermont)

•	ASI Wings, LLC (Delaware)

•	Healthagen LLC

•	Aetna Corporate Services LLC (Delaware)

•	Echo Merger Sub, Inc. (Delaware)

•	Aetna International Inc. (Connecticut)

•	Aetna Life & Casualty (Bermuda) Ltd. (Bermuda)

•	Aetna Global Holdings Limited (England & Wales)

•	Aetna Insurance (Hong Kong) Limited(Hong Kong)

•	Virtual Home Healthcare LLC (Dubai)

•	Aetna Korea Ltd. (South Korea)

•	Minor Health Entreprise Co, Ltd.

•	Health Care Management Co. Ltd.

•	Aetna Services (Thailand) Limited

•	Aetna Health Insurance (Thailand) Public Company Limited

•	Aetna Holdings (Thailand) Limited

•	Health Care Management Co. Ltd.

•	Minor Health Entreprise Co, Ltd.

•	Aetna Health Insurance (Thailand) Public Company Limited

•	Aetna Global Benefits (Bermuda) Limited (Bermuda)

•	Goodhealth Worldwide (Global) Limited (Bermuda)

•	Aetna Global Benefits (Europe) Limited (England & Wales)

•	Aetna Global Benefits (Asia Pacific) Limited (Hong Kong)

•	Goodhealth Worldwide (Asia) Limited (Hong Kong)

•	Aetna Global Benefits Limited (DIFC, UAE)

•	Aetna Global Benefits (Middle East) LLC (UAE)

•	Pt. Aetna Global Benefits Indonesia (Indonesia)

•	Aetna Global Benefits (Bahamas) Limited (Bahamas)

•	Spinnaker Topco Limited (Bermuda)

•	Spinnaker Bidco Limited (England and Wales)

•	Aetna Holdco (UK) Limited (England and Wales)

•	Aetna Global Benefits (UK) Limited (England and Wales)

•	Aetna Insurance Company Limited (England and Wales)

•	Aetna Insurance (Singapore) Pte. Ltd. (Singapore)

•	Aetna Health Insurance Company of Europe DAC (Ireland)

•	Aetna (Shanghai) Enterprise Services Co. Ltd. (China)

•	Aetna (Beijing) Enterprise Management Services Co., Ltd. (China)

•	Aetna Global Benefits (Singapore) PTE. LTD. (Singapore)

•	Indian Health Organisation Private Limited (India)

•	PT Aetna Management Consulting

•	Tianjin An Hai Tai Hua Medical Information Technology Co., Ltd (China)

•	CVS Pharmacy, Inc. (continued)

•	Alabama CVS Pharmacy, L.L.C. (Alabama)

•	Alaska CVS Pharmacy, L.L.C. (Alaska)

•	American Drug Stores Delaware, L.L.C. (Delaware)

•	Arkansas CVS Pharmacy, L.L.C. (Arkansas)

•	CareCenter Pharmacy, L.L.C. (Delaware)

•	Caremark Rx, L.L.C. (Delaware)

•	CaremarkPCS, L.L.C. (Delaware)

•	Accordant Health Services, L.L.C. (Delaware)

•	AdvancePCS SpecialtyRx, LLC (Delaware)

•	AdvanceRx.com, L.L.C. (Delaware)

•	CaremarkPCS Health, L.L.C. (Delaware)

▪	Caremark IPA, L.L.C. (New York)

•	Caremark PhC, L.L.C. (Delaware)

•	Caremark Ulysses Holding Corp. (New York)

•	MemberHealth LLC (Delaware)

•	UAC Holding, Inc. (Delaware)

▪	Pennsylvania Life Insurance Company (Pennsylvania)

•	Caremark, L.L.C. (California)

•	Caremark Arizona Mail Pharmacy, LLC (Arizona)

•	Caremark Arizona Specialty Pharmacy, L.L.C. (Arizona)

•	Caremark California Specialty Pharmacy, L.L.C. (California)

•	Caremark Florida Mail Pharmacy, LLC (Florida)

•	Caremark Florida Specialty Pharmacy, LLC (Florida)

•	Caremark Hawaii Mail Pharmacy, L.L.C. (Hawaii)

•	Caremark Hawaii Specialty Pharmacy, LLC (Hawaii)

•	Caremark Illinois Mail Pharmacy, LLC (Illinois)

•	CVS Caremark Advanced Technology Pharmacy, L.L.C. (Illinois)

•	Caremark Illinois Specialty Pharmacy, LLC (Illinois)

•	Caremark Irving Resource Center, LLC (Texas)

•	Caremark Kansas Specialty Pharmacy, LLC (Kansas)

•	Caremark Logistics, LLC (Delaware)

•	Caremark Louisiana Specialty Pharmacy, LLC (Louisiana)

•	Caremark Maryland Specialty Pharmacy, LLC (Maryland)

•	Caremark Massachusetts Specialty Pharmacy, L.L.C. (Massachusetts)

•	Caremark Michigan Specialty Pharmacy, LLC (Michigan)

•	Caremark Minnesota Specialty Pharmacy, LLC (Minnesota)

•	Caremark New Jersey Specialty Pharmacy, LLC (New Jersey)

•	Caremark North Carolina Specialty Pharmacy, LLC (North Carolina)

•	Caremark Ohio Specialty Pharmacy, L.L.C. (Ohio)

•	Caremark Pennsylvania Specialty Pharmacy, LLC (Pennsylvania)

•	Caremark Redlands Pharmacy, L.L.C. (California)

•	Caremark Repack, LLC (Illinois)

•	Caremark Tennessee Specialty Pharmacy, LLC (Tennessee)

•	Caremark Texas Mail Pharmacy, LLC (Texas)

•	Caremark Texas Specialty Pharmacy, LLC (Texas)

•	Caremark Washington Specialty Pharmacy, LLC (Washington)

•	Central Rx Services, LLC (Nevada)

•	Generation Health, L.L.C. (Delaware)

•	NovoLogix, LLC (Delaware)

•	CaremarkPCS Alabama Mail Pharmacy, LLC (Alabama)

•	CaremarkPCS, L.L.C. (Delaware)

•	CVS Caremark Part D Services, L.L.C. (Delaware)

•	Eckerd Corporation of Florida, Inc. (Florida)

•	Express Pharmacy Services of PA, L.L.C. (Delaware)

•	Ocean Acquisition Sub, L.L.C. (Delaware)

•	Coram LLC (Delaware)

•	Coram Clinical Trials, Inc. (Delaware)

•	T2 Medical, Inc. (Delaware)

▪	Coram Healthcare Corporation of Alabama (Delaware)

▪	Coram Healthcare Corporation of Florida (Delaware)

▪	Coram Healthcare Corporation of Greater D.C. (Delaware)

▪	Coram Healthcare Corporation of Greater New York (New York)

▪	Coram Healthcare Corporation of Indiana (Delaware)

▪	Coram Healthcare Corporation of Mississippi (Delaware)

▪	Coram Healthcare Corporation of Nevada (Delaware)

▪	Coram Healthcare Corporation of Northern California (Delaware)

▪	Coram Healthcare Corporation of Southern California (Delaware)

▪	Coram Healthcare Corporation of Southern Florida (Delaware)

▪	Coram Specialty Infusion Services, L.L.C. (Delaware)

•	Coram Rx, LLC (Delaware)

•	Coram Healthcare Corporation of North Texas (Delaware)

•	Coram Healthcare Corporation of Utah (Delaware)

•	Coram Healthcare Corporation of Massachusetts (Delaware)

▪	Coram Alternate Site Services, Inc. (Delaware)

•	Geneva Woods Management, LLC (Delaware)

•	Part D Holding Company, L.L.C. (Delaware)

•	Accendo Insurance Company (Utah)

•	Silverscript Insurance Company (Tennessee)

•	Connecticut CVS Pharmacy, L.L.C. (Connecticut)

•	CVS 2948 Henderson, L.L.C. (Nevada)

•	CVS AL Distribution, L.L.C. (Alabama)

•	CVS Albany, L.L.C. (New York)

•	CVS AOC Services, L.L.C. (Delaware)

•	CVS Indiana, L.L.C. (Indiana)

•	CVS International, L.L.C. (Delaware)

•	CCI Foreign, S’arl (R.C.S. Luxembourg)

▪	Beauty Holdings, L.L.C. (Delaware)

•	Drogaria Onofre Ltda. (Brazil)

•	Pamplona Saúde e Beleza LTDA (Brazil)

•	CVS Kidney Care, LLC (Delaware)

•	CVS Manchester NH, L.L.C. (New Hampshire)

•	CVS Michigan, L.L.C. (Michigan)

•	CVS Orlando FL Distribution, L.L.C. (Florida)

•	CVS PA Distribution, L.L.C. (Pennsylvania)

•	CVS PR Center, Inc. (Delaware)

•	Puerto Rico CVS Pharmacy, L.L.C. (Puerto Rico)

•	Caremark Puerto Rico, L.L.C. (Puerto Rico)

•	Caremark Puerto Rico Specialty Pharmacy, L.L.C. (Puerto Rico)

•	CVS RS Arizona, L.L.C. (Arizona)

•	Arizona CVS Stores, L.L.C. (Arizona)

•	CVS 3268 Gilbert, L.L.C. (Arizona)

•	CVS 3745 Peoria, L.L.C. (Arizona)

•	CVS Gilbert 3272, L.L.C. (Arizona)

•	CVS Rx Services, Inc. (New York)

•	Busse CVS, L.L.C. (Illinois)

•	Goodyear CVS, L.L.C. (Arizona)

•	Sheffield Avenue CVS, L.L.C. (Illinois)

•	South Wabash CVS, L.L.C. (Illinois)

•	Thomas Phoenix CVS, L.L.C. (Arizona)

•	Washington Lamb CVS, L.L.C. (Nevada)

•	CVS SC Distribution, L.L.C. (South Carolina)

•	CVS State Capital, L.L.C. (Maine)

•	CVS TN Distribution, L.L.C. (Tennessee)

•	CVS Transportation, L.L.C. (Indiana)

•	CVS Vero FL Distribution, L.L.C. (Florida)

•	D.A.W., LLC (Massachusetts)

•	Delaware CVS Pharmacy, L.L.C. (Delaware)

•	Digital eHealth, LLC (Rhode Island)

•	District of Columbia CVS Pharmacy, L.L.C. (District of Columbia)

•	Enterprise Patient Safety Organization, LLC (Rhode Island)

•	E.T.B., INC. (Texas)

•	Garfield Beach CVS, L.L.C. (California)

•	Georgia CVS Pharmacy, L.L.C. (Georgia)

•	German Dobson CVS, L.L.C. (Arizona)

•	Grand St. Paul CVS, L.L.C. (Minnesota)

•	Highland Park CVS, L.L.C. (Illinois)

•	Holiday CVS, L.L.C. (Florida)

•	Hook-SupeRx, L.L.C. (Delaware)

•	Idaho CVS Pharmacy, L.L.C. (Idaho)

•	Iowa CVS Pharmacy, L.L.C. (Iowa)

•	Kansas CVS Pharmacy, L.L.C. (Kansas)

•	Kentucky CVS Pharmacy, L.L.C. (Kentucky)

•	Longs Drug Stores California, L.L.C. (California)

•	Louisiana CVS Pharmacy, L.L.C. (Louisiana)

•	Maryland CVS Pharmacy, L.L.C. (Maryland)

•	Melville Realty Company, Inc. (New York)

•	CVS Bellmore Avenue, L.L.C. (New York)

•	MinuteClinic, L.L.C. (Delaware)

•	MinuteClinic Diagnostic of Alabama, L.L.C. (Alabama)

•	MinuteClinic Diagnostic of Arizona, LLC (Minnesota)

•	MinuteClinic Diagnostic of Florida, LLC (Minnesota)

•	MinuteClinic Diagnostic of Georgia, LLC (Minnesota)

•	MinuteClinic Diagnostic of Hawaii, L.L.C. (Hawaii)

•	MinuteClinic Diagnostic of Illinois, LLC (Delaware)

•	MinuteClinic Diagnostic of Kentucky, L.L.C. (Kentucky)

•	MinuteClinic Diagnostic of Louisiana, L.L.C. (Louisiana)

•	MinuteClinic Diagnostic of Maine, L.L.C. (Maine)

•	MinuteClinic Diagnostic of Maryland, LLC (Minnesota)

•	MinuteClinic Diagnostic of Massachusetts, LLC (Massachusetts)

•	MinuteClinic Diagnostic of Nebraska, L.L.C. (Nebraska)

•	MinuteClinic Diagnostic of New Hampshire, L.L.C. (New Hampshire)

•	MinuteClinic Diagnostic of New Mexico, L.L.C. (New Mexico)

•	MinuteClinic Diagnostic of Ohio, LLC (Ohio)

•	MinuteClinic Diagnostic of Oklahoma, LLC (Oklahoma)

•	MinuteClinic Diagnostic of Oregon, LLC (Oregon)

•	MinuteClinic Diagnostic of Pennsylvania, LLC (Minnesota)

•	MinuteClinic Diagnostic of Rhode Island, LLC (Minnesota)

•	MinuteClinic Diagnostic of South Carolina, L.L.C. (South Carolina)

•	MinuteClinic Diagnostic of Texas, LLC (Minnesota)

•	MinuteClinic Diagnostic of Utah, L.L.C. (Utah)

•	MinuteClinic Diagnostic of Virginia, LLC (Virginia)

•	MinuteClinic Diagnostic of Washington, LLC (Oregon)

•	MinuteClinic Diagnostic of Wisconsin, L.L.C. (Wisconsin)

•	MinuteClinic Online Diagnostic Services, LLC (Delaware)

•	MinuteClinic Telehealth Services, LLC (Delaware)

•	Mississippi CVS Pharmacy, L.L.C. (Mississippi)

•	Missouri CVS Pharmacy, L.L.C. (Missouri)

•	Montana CVS Pharmacy, L.L.C. (Montana)

•	Nebraska CVS Pharmacy, L.L.C. (Nebraska)

•	New Jersey CVS Pharmacy, L.L.C. (New Jersey)

•	North Carolina CVS Pharmacy, L.L.C. (North Carolina)

•	Ohio CVS Stores, L.L.C. (Ohio)

•	Oklahoma CVS Pharmacy, L.L.C. (Oklahoma)

•	Omnicare, Inc. (Delaware)

•	ACS ACQCO CORP. (Delaware)

▪	Advanced Care Scripts, Inc. (Florida)

•	Omnicare Holding Company (Delaware)

▪	Evergreen Pharmaceutical of California, Inc. (California)

▪	JHC Acquisition, LLC (Delaware)

•	Geneva Woods Pharmacy, LLC (Alaska)

•	Geneva Woods Health Services, LLC (Delaware)

▪	Geneva Woods Retail Pharmacy LLC (Delaware)

▪	Geneva Woods LTC Pharmacy, LLC

•	Geneva Woods Pharmacy Wyoming, LLC (Delaware)

•	Geneva Woods Pharmacy Washington, LLC (Delaware)

•	Geneva Woods Pharmacy Alaska, LLC (Delaware)

▪	AMC - Tennessee, LLC (Delaware)

▪	CHP Acquisition, LLC (Delaware)

•	Home Pharmacy Services, LLC (Missouri)

▪	CP Acquisition, LLC (Oklahoma)

▪	Managed Healthcare, LLC (Delaware)

▪	Med World Acquisition Corp. (Delaware)

▪	Medical Arts Health Care, LLC (Georgia)

▪	MHHP Acquisition Company, LLC (Delaware)

▪	NCS Healthcare, LLC (Delaware)

•	NCS Healthcare of South Carolina, LLC (Ohio)

•	NCS Healthcare of Tennessee, LLC (Ohio)

•	NCS Healthcare of Kentucky, Inc. (Oh

•	NCS Healthcare of Montana, LLC (Ohio)

•	NCS Healthcare of New Mexico, LLC (Ohio)

•	UNI-Care Health Services of Maine, LLC (New Hampshire)

▪	NeighborCare, Inc. (Pennsylvania)

•	Three Forks Apothecary, LLC (Kentucky)

•	NeighborCare Holdings, Inc. (Delaware)

•	Badger Acquisition of Kentucky LLC (Delaware)

•	NeighborCare Services Corporation (Delaware)

▪	D & R Pharmaceutical Services LLC (Kentucky)

▪	NeighborCare Pharmacy Services, Inc. (Delaware)

•	APS Acquisition LLC (Delaware)

•	ASCO HealthCare, LLC (Maryland)

•	Badger Acquisition LLC (Delaware)

•	Badger Acquisition of Minnesota LLC (Delaware)

▪	Merwin Long Term Care, LLC (Minnesota)

•	Badger Acquisition of Ohio LLC (Delaware)

•	Best Care LTC Acquisition Company, LLC (Delaware)

•	Care Pharmaceutical Services, LP (Delaware)

•	CCRx Holdings, LLC (Delaware)

•	Continuing Care Rx, LLC (Pennsylvania)

•	CCRx of North Carolina LLC (Delaware)

•	Compscript, LLC (Florida)

•	Campo’s Medical Pharmacy, LLC (Louisiana)

•	Enloe Drugs, LLC (Delaware)

•	Evergreen Pharmaceutical, LLC (Washington)

•	Home Care Pharmacy, LLC (Delaware)

•	Interlock Pharmacy Systems, LLC (Missouri)

•	Langsam Health Services, LLC (Delaware)

•	LCPS Acquisition, LLC (Delaware)

▪	Omnicare Pharmacy of Tennessee LLC (Delaware)

•	Lobos Acquisition, LLC (Delaware)

•	Lo-Med Prescription Services, LLC (Ohio)

•	ZS Acquisition Company, LLC (Delaware)

•	NCS Healthcare of Illinois, LLC (Ohio)

•	NCS Healthcare of Iowa, LLC (Ohio)

•	Martin Health Services, LLC (Delaware)

•	NCS Healthcare of Kansas, LLC (Ohio)

•	NCS Healthcare of Ohio, LLC (Ohio)

•	NCS Healthcare of Wisconsin, LLC (Ohio)

•	North Shore Pharmacy Services LLC (Delaware)

•	Omnicare Indiana Partnership Holding Company LLC (Delaware)

•	Omnicare of New York, LLC (Delaware)

•	NeighborCare of Indiana, LLC (Indiana)

▪	Grandview Pharmacy, LLC (Indiana)

•	NeighborCare of Virginia, LLC (Virginia)

•	Omnicare Pharmacies of Pennsylvania West LLC (Pennsylvania)

•	Omnicare Pharmacies of Pennsylvania East LLC (Delaware)

•	Omnicare Pharmacy and Supply Services LLC (South Dakota)

•	Omnicare Pharmacy of the Midwest, LLC (Delaware)

•	Omnicare Property Management, LLC (Delaware)

•	Pharmacy Consultants, LLC (South Carolina)

•	PRN Pharmaceutical Services, LP (Delaware)

•	Roeschen's Healthcare LLC (Wisconsin)

•	PP Acquisition Company LLC (Delaware)

•	Specialized Pharmacy Services, LLC (Michigan)

•	Value Health Care Services LLC (Delaware)

•	VAPS Acquisition Company, LLC (Delaware)

•	Westhaven Services Co, LLC (Ohio)

▪	NIV Acquisition, LLC (Delaware)

▪	OCR Services, LLC (Delaware)

•	Shore Pharmaceutical Providers, LLC (Delaware)

▪	Omnicare of Nevada, LLC (Delaware)

▪	Omnicare Pharmacies of the Great Plains Holding, LLC (Delaware)

•	Omnicare of Nebraska LLC (Delaware)

▪	Pharmacy Associates of Glenn Falls, LLC (New York)

▪	Sterling Healthcare Services, LLC (Delaware)

▪	Superior Care Pharmacy, LLC (Delaware)

▪	TCPI Acquisition, LLC (Delaware)

▪	UC Acquisition, LLC (Delaware)

▪	Weber Medical Systems LLC (Delaware)

▪	Williamson Drug Company, LLC (Virginia)

•	CVS Pharmacy, Inc. (continued)

•	Oregon CVS Pharmacy, L.L.C. (Oregon)

•	Pennsylvania CVS Pharmacy, L.L.C. (Pennsylvania)

•	ProCare Pharmacy Direct, L.L.C. (Ohio)

•	ProCare Pharmacy, L.L.C. (Rhode Island)

•	Red Oak Sourcing, LLC (Delaware)

•	Rhode Island CVS Pharmacy, L.L.C. (Rhode Island)

•	South Carolina CVS Pharmacy, L.L.C. (South Carolina)

•	Tennessee CVS Pharmacy, L.L.C. (Tennessee)

•	Utah CVS Pharmacy, L.L.C. (Utah)

•	Vermont CVS Pharmacy, L.L.C. (Vermont)

•	Virginia CVS Pharmacy, L.L.C. (Virginia)

•	Warm Springs Road CVS, L.L.C. (Nevada)

•	Washington CVS Pharmacy, L.L.C. (Washington)

•	Wellpartner, LLC (Delaware)

•	West Virginia CVS Pharmacy, L.L.C. (West Virginia)

•	Wisconsin CVS Pharmacy, L.L.C. (Wisconsin)

•	Woodward Detroit CVS, L.L.C. (Michigan)